UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 23, 2005 (November 22, 2005)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-5.1 OPINION OF HUNTON & WILLIAMS LLP
EX-8.1 OPINION OF HUNTON & WILLIAMS LLP
EX-10.1 FORM OF PURCHASE AGREEMENT
EX-10.2 PLACEMENT AGENT AGREEMENT
EX-99.1 PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement
     On November 22, 2005, Windrose Medical Properties Trust (the “Company”) priced an offering of 3,000,000 common shares of beneficial interest, $0.01 par value per share, at $14.10 per share. On November 22, 2005, the Company entered into multiple purchase agreements with certain investors pursuant to which the Company issued and sold to the parties thereto 2,962,000 common shares. In connection with the offer and sale of the common shares, the Company entered into a placement agent agreement, dated November 22, 2005, with Cohen & Steers Capital Advisors, LLC and Robert W. Baird & Co. Incorporated, as co-placement agents. Pursuant to the placement agent agreement, the co-placement agents’ aggregate fee for their services will be an amount equal to the sum of (i) 3.25% of the gross proceeds received by the Company from the sale of common shares to non-affiliates of the co-placement agents and (ii) 1.0% of the gross proceeds received by the Company from the sale of common shares to affiliates of the co-placement agents; provided, however, the Company will not pay the co-placement agents a fee for 38,000 common shares sold directly to the Company’s officers, employees, trustees, business associates and related persons. A copy of the form of the purchase agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the placement agent agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
     On November 22, 2005, the Company issued a press release entitled “Windrose Medical Properties Trust Prices Public Equity Offering” announcing the pricing of its public offering of 3,000,000 common shares at an offering price of $14.10 per share. A copy of this press release is being furnished as a Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instructions B.1, B.2 and B.6 of Form 8-K, the information included in Items 7.01 and 8.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     In connection with the offer and sale of the common shares, the Company filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, supplementing the prospectus included in the Registration Statement on Form S-3, as amended (File No. 333-112183). The Company is also filing on Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K a copy of the opinions of Hunton & Williams LLP to be incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

5.1	Opinion of Hunton & Williams LLP.

8.1	Opinion of Hunton & Williams LLP.

10.1	Form of Purchase Agreement dated November 22, 2005.

10.2	Placement Agent Agreement dated November 22, 2005.

99.1	Press Release dated November 22, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST

Date: November 23, 2005	By:	/s/ Frederick L. Farrar

Frederick L. Farrar
President, Chief Operating Officer and
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.		Description
5.1	—	Opinion of Hunton & Williams LLP.

8.1	—	Opinion of Hunton & Williams LLP.

10.1	—	Form of Purchase Agreement dated November 22, 2005.

10.2	—	Placement Agent Agreement dated November 22, 2005.

99.1	—	Press Release dated November 22, 2005.

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